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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant  /X/

     Filed by a Party other than the Registrant  / /

     Check the appropriate box:

     / /  Preliminary Proxy Statement
     / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
     / /  Definitive Proxy Statement
     / /  Definitive Additional Materials
     /X/  Soliciting Material Under Rule 14a-12

                          CYPRESS COMMUNICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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     (5) Total fee paid:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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THE FOLLOWING IS A PRESS RELEASE ISSUED BY REGISTRANT ON JUNE 27, 2001 WITH
RESPECT TO A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO CONSIDER A REVERSE STOCK SPLIT.

                           [COMPANY LOGO APPEARS HERE]


For further information please contact:

Manda Hunt
Corporate Communications Manager
Cypress Communications
Phone: (404) 442-0301

     CYPRESS COMMUNICATIONS ANNOUNCES PLANS TO IMPLEMENT REVERSE STOCK SPLIT
               COMPANY EVALUATING ASSET ACQUISITION OPPORTUNITIES

Atlanta, June 27, 2001 - Cypress Communications, Inc. (NASDAQ: CYCO), a leading provider of bundled broadband communications services, today announced that its board of directors will recommend to its shareholders a reverse split of all issued and outstanding shares of the company's common stock.

The company will submit a proposal to its shareholders for approval at a special meeting on August 17, 2001, recommending a range from which the board will select the exact stock split ratio that it believes will result in the greatest marketability of the company's common stock. If approved, the reverse stock split will reduce the number of common shares outstanding.

"The purpose of this reverse split is to increase the market price per share of our common stock above the minimum level required to maintain our listing on Nasdaq, which we believe to be in the best interest of our shareholders," said
W. Frank Blount, the company's chairman and chief executive officer.

In April, Cypress Communications received notice from Nasdaq that the company had ninety days to regain compliance with the minimum closing bid price requirement. If the company is unable to demonstrate compliance with this rule, its securities may be delisted, pending an appeal by the company.

In addition, the company announced that it had retained The Breckenridge Group, an Atlanta based investment bank, to assess asset acquisition opportunities and pursue additional sources of capital, as needed to fund any such acquisitions.

"We have seen a significant increase in the number of opportunities to acquire assets at a substantial discount from their intrinsic value, and we are pleased to have The Breckenridge Group on board to assist us with the evaluation of these opportunities," said Mr. Blount. "We have worked diligently to develop a fully funded business plan, that does not involve undue risk in its implementation, and we do not intend to compromise this enviable position. Still, we

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continue to opportunistically explore opportunities that we feel will increase shareholder value," he concluded.

ABOUT CYPRESS COMMUNICATIONS

Cypress Communications provides comprehensive broadband solutions to businesses located in commercial office buildings in major metropolitan markets throughout the United States. The Company offers a fully integrated, customized communications package that typically includes high-speed, fiber-optic Internet connectivity, e-mail services, Web hosting services, remote access connectivity, local and long distance voice services with advanced calling features, feature rich digital telephone systems and digital satellite business television. Cypress Communications also wholesales components of its in-building fiber-optic network infrastructure to other licensed communications providers.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS, ESTIMATES, PROJECTIONS, EXPECTATIONS OR PREDICTIONS ABOUT FUTURE EVENTS AND OFTEN INCLUDE WORDS SUCH AS "ANTICIPATE," "BELIEVE," "INTEND," "PURPOSE," "MAY," "WILL," "EXPECTS," AND OTHER WORDS OR EXPRESSIONS INDICATING STATEMENTS ABOUT THE FUTURE. RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO DIFFER MATERIALLY FROM ANTICIPATED FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES, INCLUDE, AMONG OTHER THINGS, WHETHER THE COMPANY'S SHAREHOLDERS WILL APPROVE A REVERSE STOCK SPLIT; WHETHER A REVERSE SPLIT WILL BE SUFFICIENT TO REGAIN AND MAINTAIN COMPLIANCE WITH NASDAQ MARKETPLACE RULE 4450(A)(5); WHETHER A REVERSE SPLIT WILL INCREASE MARKETABILITY OF THE COMPANY'S COMMON STOCK; WHETHER A REVERSE SPLIT WILL MATERIALLY CHANGE THE COMPANY'S FINANCIAL CONDITION, PERCENTAGE OF MANAGEMENT OWNERSHIP, NUMBER OF SHAREHOLDERS, OR ANY OTHER ASPECT OF THE COMPANY'S BUSINESS; WHETHER A REVERSE SPLIT WILL EFFECTIVELY ENSURE THE CONTINUED LISTING OF OUR STOCK ON NASDAQ; WHETHER THE NASDAQ LISTING QUALIFICATIONS PANEL WILL REACT FAVORABLY TO THE REVERSE SPLIT PROPOSAL AND AFFORD THE COMPANY ADDITIONAL TIME TO REGAIN COMPLIANCE WITH THE NASDAQ RULES; WHETHER THE COMPANY'S REVISED BUSINESS PLAN WILL FULLY FUND ONGOING BUSINESS OPERATIONS; AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

WHERE YOU CAN FIND ADDITIONAL INFORMATION:

Investors and security holders of Cypress Communications, Inc. are advised to read the proxy statement regarding the reverse stock split, when it becomes available, because it will contain important information. Cypress Communications expects to mail a proxy statement about the reverse stock split to its shareholders. Such proxy statement will be filed with the Securities and Exchange Commission by the company. Investors and security holders may obtain a free copy of the proxy statement (when available) as well as the annual report, quarterly reports, current reports and other documents filed by the company at the Securities and Exchange Commission's web sit at http://www.sec.gov. The proxy statement and such other documents may also be obtained free of charge from Cypress Communications.

Cypress Communications and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Cypress Communications with respect to the reverse stock split. Information regarding such officers and directors is included in Cypress Communication's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2001, as amended from time to time thereafter, and a description of any interests that they have in the merger will be available in the proxy statement. The Form 10-K is, and the proxy statement will be, available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Cypress Communications.